                                  EXHIBIT 24.1



                               POWER OF ATTORNEY

                               POWER OF ATTORNEY
                               -----------------

     Each person whose signature appears below hereby constitutes and appoints Leo F. Wells, III and Douglas P. Williams, or either of them acting singly, as his true and lawful attorney-in-fact, for him and in his name, place and stead, to execute and sign any and all amendments, including any post-effective amendments, to the Registration Statement on Form S-11 of Wells Real Estate Investment Trust, Inc. or any additional Registration Statement filed pursuant to Rule 462 and to cause the same to be filed with the Securities and Exchange Commission hereby granting to said attorneys-in-fact and each of them full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact or either of them may do or cause to be done by virtue of these presents.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below, effective as of August 18, 2000, by the following persons and in the capacities indicated below.


Signature                          Title
---------                          -----

/s/ Leo F. Wells, III              President and Director
---------------------------        (Principal Executive Officer)
Leo F. Wells, III


/s/ Douglas P. Williams            Executive Vice President and Director
---------------------------        (Principal Financial and Accounting Officer)
Douglas P. Williams


/s/ John L. Bell
---------------------------        Director
John L. Bell


/s/ Richard W. Carpenter
---------------------------        Director
Richard W. Carpenter


/s/ Bud Carter
---------------------------        Director
Bud Carter


/s/ William H. Keogler, Jr.
---------------------------        Director
William H. Keogler, Jr.


/s/ Donald S. Moss
---------------------------        Director
Donald S. Moss


/s/ Walter W. Sessoms
---------------------------        Director
Walter W. Sessoms


/s/ Neil H. Strickland
---------------------------        Director
Neil H. Strickland